
                                                                   Exhibit 99.1

                          BF ACQUISITION GROUP IV, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS


                                                                          (Unaudited)    (Audited)
                                                                          January 31,     April 30,
                                                                              2005          2004
                                  ASSETS
                                  ------
Current Assets:
         Cash and cash equivalents                                          $   --        $   --
                                                                            --------      --------
         Due from affiliates                                                  20,675          --
                                                                            --------      --------
                                                                              20,675          --
                                                                            --------      --------
Other Assets
         Investments, at cost                                                  3,250      $   --
                                                                            --------      --------

         Total Assets                                                       $ 23,925      $   --
                                                                            ========      ========


                  LIABILITIES AND STOCKHOLDERS' DEFICIT
                  -------------------------------------

Current Liabilities
         Accrued expenses                                                   $ 13,131      $  4,941
         Due to affiliates                                                    52,529          --
         Loans from shareholders                                                 300           300
                                                                            --------      --------
                  Total Current Liabilities                                   65,960         5,241
                                                                            --------      --------

Stockholders' Deficit
Stockholders' Deficit
         Preferred stock, no par value; 5,000,000 shares authorized, no shares issued and outstanding
         Common stock, $.001 par value; 50,000,000 shares authorized,            925           825
            925,000 shares issued and outstanding at January 31, 2005,         6,641         5,116
            and 825,000 shares issued and outstanding at April 30, 2004      (49,601)      (11,182)
                                                                            --------      --------
         Additional paid-in capital
         Deficit accumulated during the development stage
                                                                             (42,035)       (5,241)
                                                                            --------      --------

Total Liabilities and Stockholders' Deficit                                 $ 23,925      $   --
                                                                            ========      ========


               See accompanying notes to the financial statements.





                                                     BF ACQUISITION GROUP IV, INC.
                                                     (A DEVELOPMENT STAGE COMPANY)
                                                       STATEMENTS OF OPERATIONS
                                     FOR THE THREE AND NINE MONTHS ENDED JANUARY 31, 2005 AND 2004
                                 AND THE PERIOD APRIL 15, 1999 (DATE OF INCEPTION) TO JANUARY 31, 2005
                                                              (UNAUDITED)

Revenues                              Cumulative     Three Months    Three Months     Nine Months     Nine Months
                                                        Ended           Ended            Ended           Ended
                                        Since        January 31,     January 31,      January 31,     January 31,
                                      Inception          2005            2004            2005            2004
                                    --------------- --------------- --------------- --------------------------------
     Revenues                         $       -       $       -       $       -       $       -       $       -
COSTS AND EXPENSES
     General and Administrative          49,601          3,900              550           38,419          1,100
                                    --------------- --------------- --------------- --------------------------------
     Total costs and expenses            49,601          3,900              550           38,419          1,100
                                    --------------- --------------- --------------- --------------------------------

LOSS BEFORE OTHER INCOME                (49,601)        (3,900)            (550)         (38,419)        (1,100)

OTHER INCOME
                                    --------------- --------------- --------------- --------------------------------

LOSS BEFORE TAX BENEFIT                 (49,601)        (3,900)            (550)         (38,419)        (1,100)

INCOME TAXES                                  -               -               -               -               -
                                    --------------- --------------- --------------- --------------------------------

NET LOSS                              $ (49,601)      $ (3,900)       $    (550)      $  (38,419)     $  (1,100)
                                    =============== =============== =============== ================================

BASIC AND DILUTED WEIGHTED
AVERAGE COMMON SHARES OUTSTANDING
                                                       917,391          825,000          825,000        825,000
                                                    =============== =============== ================================

BASIC AND DILUTED NET LOSS PER
COMMON SHARE                                          $  (0.00)       $   (0.00)      $    (0.04)     $   (0.00)
                                                    =============== =============== ================================



                                          See accompanying notes to the financial statements.



                                                     BF ACQUISITION GROUP IV, INC.
                                                     (A DEVELOPMENT STAGE COMPANY)
                                                        STATEMENT OF CASH FLOWS
                                          FOR THE NINE MONTHS ENDED JANUARY 31, 2005 AND 2004
                                 AND THE PERIOD APRIL 15, 1999 (DATE OF INCEPTION) TO JANUARY 31, 2005
                                                              (UNAUDITED)

                                                                 Cumulative        Nine Months        Nine Months
                                                               Since Inception    Ended January      Ended January
                                                                                    31, 2005           31, 2004
                                                               ----------------  ----------------   ----------------
 Cash Flows From Operating Activities
      Net Loss                                                 $    (49,601)     $    (38,419)      $     (1,100)
      Adjustments to reconcile net loss to net cash flows
          used by operating activities
               Stock issued in exchange for services                    441            -                  -
               Net changes in:
                   Due from affiliates                              (23,925)          (23,925)            -
                   Accrued expenses                                  13,131             8,190              1,100
                   Advances due to affiliates                       (12,646)          (12,646)            -
                                                               ----------------  ----------------
 Net cash used by operating activities                              (72,600)          (66,800)            -
 Cash Flows From Investing Activities
      Purchase of property and equipment                             (3,500)           (3,500)            -
                                                                                                    ----------------
      Purchase of investments held in trust                        (300,000)         (300,000)            -
                                                               ----------------  ----------------   ----------------
 Net cash used by investing activities                             (303,500)         (303,500)            -
                                                               ----------------  ----------------   ----------------
 Cash Flows From Financing Activities
      Proceeds from issuance of common stock                          5,500            -                  -
      Advances for subscriptions to affiliated company              370,300           370,300             -
      Loans from related parties                                        300            -                  -
                                                               ----------------  ----------------   ----------------
 Net cash provided by financing activities                          376,100           370,300             -
                                                               ----------------  ----------------   ----------------
 Net Increase in Cash                                                -                 -                  -
 Cash, Beginning of Period                                           -                 -                  -
                                                               ----------------  ----------------   ----------------
 Cash, End of Period                                           $         -       $         -        $         -
                                                               ================  ================   ================
 Supplemental Disclosure of Non-Cash Financing Activities
      Transferred stock subscriptions to affiliate             $   (370,300)     $   (370,300)      $         -
                                                               ================  ================   ================

 Supplemental Disclosure of Non-Cash Investing Activities Acquired common stock investment in affiliated companies in exchange for repayment towards affiliate
      receivable                                               $      3,250      $      3,250       $         -
                                                               ================  ================   ================

      Transfer of investments held in trust to affiliate       $    300,000      $    300,000       $         -
                                                               ================  ================   ================

      Transfer of fixed assets to affiliate                    $      3,500      $      3,500       $         -
                                                               ================  ================   ================

      100,000 shares of common stock issued in exchange for
      repayment towards affiliate payable
               Common stock                                    $        100      $        100       $         -
                                                               ================  ================   ================
               Additional paid-in capital                      $      1,525      $      1,525       $         -
                                                               ================  ================   ================

               Due to affiliate repayment                      $     (1,625)     $     (1,625)      $         -
                                                               ================  ================   ================

                                          See accompanying notes to the financial statements



                                                     BF ACQUISITION GROUP IV, INC.
                                                     (A DEVELOPMENT STAGE COMPANY)
                                             STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                                 FOR THE PERIOD APRIL 15, 1999 (DATE OF INCEPTION) TO JANUARY 31, 2005
                                                              (UNAUDITED)


                                                                                           Deficit
                                                    Common Stock                          Accumulated
                                              --------------------------   Additional     during the
                                               Number of                    Paid-In       Development
                                                Shares         Amount       Capital          Stage          Total
                                              ------------ ------------- -------------- ---------------- ------------
Issuance of initial 510,000 shares on            510,000   $      510    $       490    $          -     $    1,000
   April 15, 1999
Issuance of shares of common stock in
   exchange for services                         190,000          190           182                             372
Net loss                                                                                        (372)          (372)
                                              ------------ ------------- -------------- ---------------- ------------

Balance, April 30, 1999                          700,000          700           672             (372)         1,000

Issuance of shares of common stock                60,000           60         2,940                           3,000
Issuance of shares of common stock in
   exchange for services                          35,000           35            34                              69
Net loss                                                                                      (3,637)        (3,637)
                                              ------------ ------------- -------------- ---------------- ------------

Balance, April 30, 2000                          795,000          795         3,646           (4,009)           432

Issuance of shares of common stock                30,000           30         1,470                           1,500
Net loss                                                                                      (3,547)        (3,547)
                                              ------------ ------------- -------------- ---------------- ------------

Balance, April 30, 2001                          825,000          825         5,116           (7,556)        (1,615)

Net loss                                                                                      (2,970)        (2,970)
                                              ------------ ------------- -------------- ---------------- ------------

Balance, April 30, 2002                          825,000          825         5,116          (10,526)        (4,585)

Net loss                                                                                      (2,925)        (2,925)
                                              ------------ ------------- -------------- ---------------- ------------

Balance, April 30, 2003                          825,000          825         5,116          (13,451)        (7,510)

Net income                                                                                     2,269          2,269
                                              ------------ ------------- -------------- ---------------- ------------

Balance, April 30, 2004                          825,000          825         5,116          (11,182)        (5,241)

Issuance of shares for debt                      100,000          100         1,525                           1,665

Net loss for the nine months ended
   January 31, 2005                                                                          (38,419)       (38,419)
                                              ------------ ------------- -------------- ---------------- ------------
Balance, January 31, 2005                        925,000         $925    $     6,641    $    (49,601)      $(42,035)
                                              ============ ============= ============== ================ ============


                            See accompanying notes to the financial statements


                          BF ACQUISITION GROUP IV, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization
         BF Acquisition Group IV, Inc. (the "Company") is a development stage company organized in Florida on April 15, 1999 as a "shell" company, which looks for suitable business partners or acquisition candidates to merge with or acquire. Operations have consisted primarily of obtaining initial capital and activities regarding the SEC registration of the Company.

         Basis of Presentations
         The accompanying unaudited condensed financial statements have been prepared by BF Acquisition Group IV, Inc. (the Company). These statements include all adjustments (consisting only of normal recurring adjustments) which management believes necessary for a fair presentation of the statements and have been prepared on a consistent basis using the accounting policies described in the summary of Accounting Policies included in the Company's April 30, 2004 Annual Report on Form 10-KSB. Certain financial information and footnote disclosures normally included in the financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the accompanying disclosures are adequate to make the information presented not misleading. The Notes to Financial Statements in the April 30, 2004 Annual Report on Form 10-KSB should be read in conjunction with the accompanying interim financial statements. Operating results for the nine months ended January 31, 2005 are not necessarily indicative of the results that may be expected for the year ending April 30, 2005.

         Use of Estimates
         Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported expenses. Actual results could vary from those estimates.

         Reclassifications
         Certain reclassifications have been made to the prior period financial statements to conform to the presentation in the current period's financial statements.

NOTE 2 - REALIZATION OF ASSETS

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred losses from activities during the development stage. This condition raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3 - INVESTMENTS

         The investments represent common stock equity securities in two companies related by common shareholders and management personnel. These companies are, like the Company, development stage "shell" companies. Accordingly, market values of these securities are not readily available. The Company acquired these investments in exchange for reduction to the inter-company accounts due to the Company by them. Investments are stated at cost and are deemed available for sale. At January 31, 2005, investments were as follows:



                                                                    Cost                 Market
                                                              ------------------    ------------------
         100,000 shares BF Acquisition Group V, Inc.             $       1,625         $       1,625
         75,000 shares BF Acquisition Group III, Inc.                    1,625                 1,625
                                                              ------------------    ------------------
                                                                 $       3,250         $       3,250
                                                              ==================    ==================


NOTE 4 - PAYABLE TO AFFILIATES

         Universal Capital Management, Inc., related to the "Company" by common shareholders and management personnel, is a newly organized, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Prior to it's official, legal establishment, receipts of funds from subscribers for the shares of common stock of Universal Capital Management, Inc. were transacted through the bank account of BF Acquisition Group IV, Inc. as its temporary intermediary. The net of all activities attributable to Universal Capital Management, Inc. are reflected as a net payable due to Universal Capital Management, Inc. of $52,529.

NOTE 5 - ISSUANCE OF COMMON STOCK

         During the three months ended January 31, 2005, the Company issued 100,000 shares of common stock to a former affiliate in satisfaction of liabilities due to this former affiliate in the amount of $1,625. Accordingly, 100,000 of $0.001 par value common shares were issued as follows:

         Common stock                                         $         100
         Additional paid in capital                           $       1,525
                                                           -------------------

         Reduction to due to affiliate                        $       1,625
                                                           ===================

NOTE 6 - SUBSEQUENT EVENTS

         While not completed by January 31, 2005, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with William R. Colucci and David M. Bovi (principal shareholders of the Company) and Universal Capital Management, Inc. The Merger Plan commenced on November 4, 2004. The Merger Agreement provides that at the Effective Time, the Company will merge with and into Universal Capital Management, Inc., and Universal Capital Management, Inc. shall be the surviving corporation.

         At the Effective Time, each shareholder of the Company will be entitled to receive one half share of voting common stock of Universal Capital Management, Inc. in exchange for each share of the Company's stock held by such shareholder.